SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               November 28, 2001
                  Date of Report (Date of earliest event reported)

                         CALYPTE BIOMEDICAL CORPORATION
               (Exact Name of Registrant, as Specified in its Charter)
                -----------------------------------------------------


          Delaware                 000-20985                06-1226727
      (State or other       (Commission File Number)     (I.R.S. Employer
      Jurisdiction of                                    Identification No.)
       Incorporation)

                    ----------------------------------------

                             1265 Harbor Bay Parkway
                                Alameda, CA 94502

                   (Address of Principal Executive Offices) (Zip Code)

            Registrant's telephone number, including area code: (510) 749-5100

               -----------------------------------------------------

Item 5.  Other Events.

         Offering of Equity pursuant to Regulation S

         On November 28, 2001, Calypte Biomedical Corporation (OTCBB: CALY) announced that it intended to offer up to $10 million of shares of its common stock to international investors pursuant to Regulation S of the Securities Act of 1933. The offering will be conducted exclusively outside of the U.S. and will be open only to non-U.S. persons under Regulation S.

         Attached hereto as Exhibit 99.1 is the Company's press release dated November 28, 2001.



Item 7.     Financial Statements, pro Forma Financial Information and Exhibits

      (c)   Exhibits

            99.1 Calypte Biomedical Corporation Press Release, dated November 28, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         CALYPTE BIOMEDICAL CORPORATION

                              /s/   Nancy E. Katz
                              -----------------------------------
                              By:     Nancy E. Katz
                              Title:  Chief Executive Officer and President

Date:  November 28, 2001

                                  EXHIBIT INDEX

Exhibit No.                       Description
-----------               -----------------------------------
99.1     Calypte Biomedical Corporation Press Release dated
         November 28, 2001.

                                  EXHIBIT 99.1

          Calypte Announces Equity Offering to International Investors

ALAMEDA, Calif.--(BW HealthWire)--November 28, 2001--Calypte Biomedical Corporation (OTCBB: CALY) announced today it intends to offer up to $10 million of shares of its common stock to international investors pursuant to Regulation S of the Securities Act of 1933. The shares of common stock will be priced at a discount to the current market price with final pricing and terms to be determined in the course of the offering.

The offering of the stock is currently anticipated to close during the first quarter of 2002, subject to market conditions. The offering will be conducted exclusively outside of the U.S. and will be open only to non-U.S. persons under Regulation S. The offering has not been, and will not be, registered under the Securities Act and the equity included in the offering may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company plans to use the proceeds from the offering to fund its continuing operations.

This press release does not constitute an offer to sell or the solicitation to buy nor shall there be any sale of these or other securities in any state under which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such a state.

Calypte Biomedical Corporation, headquartered in Alameda, California, is a public healthcare company dedicated to the development and commercialization of urine-based diagnostic products and services for Human Immunodeficiency Virus Type 1 (HIV-1), sexually transmitted diseases and other infectious diseases.

Statements in this press release that are not historical facts are forward-looking statements, including statements regarding the number of shares that may be sold, pricing and terms of the offering, use of proceeds and plans for completion of the offering. Such statements reflect management's current views, are based on certain assumptions and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, our ability to obtain additional financing that will allow us to continue our current and future operations and whether demand for our product and testing service in domestic and international markets will continue to expand. The Company undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in the Company's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Factors that may impact the Company's success are more fully disclosed in the Company's most recent public filings with the U.S. Securities and Exchange Commission ("SEC"), including its annual report on Form 10-K for the year ended December 31, 2000 and its subsequent filings with the SEC.